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                                                                   Exhibit 10.33

        AMENDING AGREEMENT ENTERED INTO ON THIS 11 DAY OF JANUARY, 2000

BY AND BETWEEN:                     H POWER CORP., a corporation duly
                                    incorporated according to law, herein acting and represented by H. Frank Gibbard its President and CEO, duly authorized as he so declares

                                    (hereinafter referred to as "HPC")

AND:                                AVANTCELL TECHNOLOGIES INC., a
                                    corporation duly incorporated according to law, herein acting and represented by Anthony Keeler, its President and CEO, duly authorized as he so declares

                                    (hereinafter referred to as "ACT")

WHEREAS the parties hereto have signed a letter agreement dated November 18, 1999 (the "Letter Agreement"), pursuant to which they have agreed in principle as to certain matters with respect to a joint development program, an option in favour of HPC to acquire shares in the capital stock of ACT and a license agreement relating to composite bipolar plate technology;

WHEREAS the parties hereto have agreed to amend the Letter Agreement pursuant to the terms and conditions set forth in the present Amending Agreement;

NOW THEREFORE, IN CONSIDERATION OF THE RESPECTIVE COVENANTS AND AGREEMENTS HEREIN CONTAINED AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED BY EACH OF THE PARTIES HERETO, THE PARTIES HERETO COVENANT AND AGREE AS FOLLOWS:

1. DEFINED TERMS

1.1 Capitalized terms used in this Amending Agreement and not otherwise defined herein have the meaning specified in the Letter Agreement.

2. AMENDMENTS TO THE LETTER AGREEMENT

2.1 The phrase "a period of two (2) years" with respect to the executive license in the second full paragraph of page 2 and with respect to the commencement of the License Agreement in the third full paragraph of page 2 of the Letter Agreement, is hereby amended in both places to read "a period of ten (10) years".

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                                      -2-


2.2 The phrase "a period of two (2) years" in the fourth full paragraph of page 2 of the Letter Agreement with respect to a right of first refusal in favour of HPC is hereby amended to read "a period of ten (10) years".

3. CONFIRMATION

3.1 Except as expressly provided for in this Amending Agreement, the provisions of the Letter Agreement are expressly confirmed in all respects and shall continue in full force and effect.

4. GOVERNING LAW

4.1 This Amending Agreement shall be governed by an interpreted and enforced in accordance with the laws of New Jersey.

5. COUNTERPARTS

5.1 This Amending Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one and the same instrument. This Amending Agreement may be executed by any party hereto by facsimile signature, which shall be deemed for all purposes to be an original.

IN WITNESS WHEREOF, the parties have caused this Amending Agreement to be executed by their respective duly authorized officers.

EXECUTED ON THE DATE FIRST HEREINABOVE MENTIONED.


                                        H POWER ENTERPRISES


                                        Per: /s/ Frank Gibbard
------------------------                     --------------------------------
Witness                                      Frank Gibbard, President & CEO


                                        AVANTCELL TECHNOLOGIES INC.


                                        Per: /s/ Anthony Keeler
------------------------                     --------------------------------
Witness                                      Anthony Keeler, President & CEO